Exhibit 2

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) JPMorgan Chase Bank, National Association (collectively, the “Specified Parties”)

Re:	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2022-OPO (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Underwriting File, Underwritten Rent Roll and ASR (all as defined herein) (collectively, the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 29 December 2021. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, JPMorgan Chase Bank, National Association (“JP Morgan”), on behalf of the Depositor, provided us with:

a.	An asset summary report (the “ASR”),
b.	The most recent electronic borrower rent roll file (the “Borrower Rent Roll File”) for the Collateral Property that secures the Mortgage Loan,
c.	The lease abstracts (the “Lease Abstracts”) relating to the tenants at the Collateral Property that secures the Mortgage Loan,
d.	The borrower budget (the “Borrower Budget”) prepared by the Mortgage Loan borrower(s) for the Collateral Property that secures the Mortgage Loan,
e.	An underwritten rent roll (the “Underwritten Rent Roll”) for the Collateral Property that secures the Mortgage Loan,
f.	An electronic underwriting file (the “Underwriting File”) prepared by JP Morgan containing the underwritten revenue and expense information for the underwritten period (the “Underwritten Period”) for the Collateral Property that secures the Mortgage Loan,
g.	Instructions, assumptions and methodologies (the “Underwriting Instructions and Adjustments”) used to prepare the information on the ASR, Underwritten Rent Roll and/or Underwriting File, which were included as footnotes to the Underwriting File and/or were separately provided in e-mail or other written correspondence from JP Morgan and
h.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Borrower Rent Roll File, Lease Abstracts and Borrower Budget are hereinafter collectively referred to as the “Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Source Documents, ASR, Underwritten Rent Roll, Underwriting File, Underwriting Instructions and Adjustments and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the ASR, Underwritten Rent Roll or Underwriting File. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, ASR, Underwriting Instructions and Adjustments or any other information provided to us, or that we were instructed to obtain, as applicable, by JP Morgan, on behalf of the Depositor, upon which we relied in forming our findings. We performed no procedures to compare any information contained in any Source Document or the ASR to any information contained in any other Source Document or the ASR, except as described in Attachment A. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) the ability of any Mortgage Loan borrower(s) to repay the Mortgage Loan, (c) questions of legal or tax interpretation or (d) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor or JP Morgan, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	The value of the collateral securing the Mortgage Loan,
ii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iii.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

29 December 2021

Attachment A Page 1 of 2

Background

For the purpose of the procedures described in this report, the Depositor indicated that the asset of the Issuing Entity will primarily consist of a fixed rate commercial mortgage loan (the “Mortgage Loan”) secured by a first priority mortgage lien on a commercial property (the “Collateral Property”).

Procedures performed and our associated findings

Supporting Expense Comparison and Recalculation Procedures

1.	Using:
a.	Information in the Borrower Budget and
b.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we compared the tax expense and insurance expense amounts for the Underwritten Period, as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to only identify differences where the tax expense and insurance expense amounts in the Source Document(s) listed above (as applicable) exceeded a -5% and -$10,000 variance from the corresponding amounts on the Underwriting File that were not explained in the Underwriting Instructions and Adjustments.

Lease Expiration and Termination Comparison Procedures

2.	Using information in the Lease Abstracts for the Collateral Property that secures the Mortgage Loan, we compared:
a.	The lease expiration date only for the tenants (ordered, from largest to smallest, by the underwritten commercial base rent revenue of each tenant) that comprise 80% of the aggregate underwritten commercial base rent revenue (a maximum of ten tenants), as shown on the Underwritten Rent Roll, at the Collateral Property that secures the Mortgage Loan and
b.	The lease early termination options for the ten largest tenants (by underwritten commercial base rent revenue) at the Collateral Property that secures the Mortgage Loan,

all as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination option is not shown on the Underwritten Rent Roll). We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of the lease expiration date comparison procedure, the Depositor instructed us to use a materiality threshold of +/- 90 days.

Attachment A Page 2 of 2

Underwritten Cashflow Comparison and Recalculation Procedures

3.	Using:
a.	Information on the Underwriting File,
b.	Information in the Source Documents,
c.	Information in the ASR,
d.	Information on the Underwritten Rent Roll and
e.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we recalculated and compared the underwritten revenue and expense line items on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold for each underwritten revenue and expense line item of +/- 3%, calculated as a percentage of the value as shown on the Underwriting File, which is also below $25,000.

4.	Subsequent to the performance of the procedures described in the preceding Items, JP Morgan, on behalf of the Depositor, provided us with an updated ASR, Underwritten Rent Roll and Underwriting File for the Mortgage Loan, which included updated Underwriting Instructions and Adjustments. As instructed by the Depositor, we compared the results of the recalculations or comparisons for the Mortgage Loan that are described in the preceding Items to the corresponding information on the updated ASR, Underwritten Rent Roll or Underwriting File. All such compared information was in agreement. Attached as Exhibit 1 to Attachment A is a schedule for the Mortgage Loan (the “AUP Findings Schedule”), which contains the primary Source Documents for the Mortgage Loan that were used to perform the procedures described in the preceding Items above and the results of the comparison procedures described in the preceding two sentences of this Item.

Exhibit 1 to Attachment A

AUP Findings Schedule

J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO

The following Items 1. to 3. refer to the procedures described in Attachment A:

Item	Description of the Procedures	Primary Source Document(s) Used	Findings
SUPPORTING EXPENSE COMPARISON AND RECALCULATION PROCEDURES
1	Compare the tax expense and insurance expense amounts in the Source Document(s) listed (as applicable) to the corresponding amounts for the Underwritten Period on the Underwriting File. Identify any variance above a -5% and -$10,000 threshold.	Borrower Budget and Underwriting Instructions and Adjustments	No Exceptions Noted
LEASE EXPIRATION AND TERMINATION COMPARISON PROCEDURES
2	Compare the lease expiration date (only for the tenants (ordered by underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue) with a maximum of 10 tenants and lease early termination options (for the top ten tenants by underwritten base rent revenue) that are shown in the Source Document(s) listed (as applicable) to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). Identify any variance above a 90-day threshold.	Lease Abstracts	No Exceptions Noted
UNDERWRITTEN CASHFLOW COMPARISON AND RECALCULATION PROCEDURES
3	Using the information on the Underwriting File, Source Documents, ASR, Underwritten Rent Roll and the Underwriting Instructions and Adjustments (footnotes), recalculate the underwritten revenue and expense line items that are shown on the Underwriting File. Identify any variance above a 3% and $25,000 threshold.	Underwriting File, Source Documents, ASR, Underwritten Rent Roll and Underwriting Instructions and Adjustments	No Exceptions Noted
**N/A: Not Applicable